                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):    August 18, 1995




                  NATIONAL CONVENIENCE STORES INCORPORATED
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     1-7936                  74-1361734
----------------------------       -----------            ------------------
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)





            100 Waugh Drive
             Houston, Texas                                       77007
  ---------------------------------------                       ---------
  (Address of principal executive offices)                      (Zip Code)



         Registrant's telephone number, including area code: (713) 863-2200

Item 5.  Other Events.

On August 18, 1995, a purported class action lawsuit was filed in the Chancery Court of New Castle County, Delaware against the Company and its directors alleging that the directors improperly refused to negotiate or consider any bona fide offer for the Company (including the previously disclosed August 8, 1995 proposal by The Circle K Corporation ("Circle K") to acquire all of the stock of the Company at $17 per share), and that such action and the amendment on August 10, 1995 of the Company's By-Laws to increase the number of votes of the holders of Common Stock needed to amend the section of the By-Laws dealing with the number of directors to 75% (the "By-Law Amendment") constituted unfair dealing, improper interference with shareholder voting rights, a manipulation of corporate machinery for personal purposes, an attempt by the directors to entrench themselves in their positions with the Company and a breach of the directors' fiduciary duty to maximize shareholder value. The Complaint seeks, among other things, injunctive relief against enforcement of the By-Law Amendment, an order compelling the directors of the Company to carry out their fiduciary duties to the plaintiff stockholder and the other members of the class, and unspecified damages. The case is styled Crandon Capital Partners v.
V. H. Van Horn, et al., C.A. 14489, and as of September 14, 1995, service of process has not been made on the Company or, to its knowledge, the other defendants. The Complaint in the foregoing action is filed as Exhibit 99.1 hereto and is incorporated by reference herein; the foregoing description is qualified in its entirety by reference to such Exhibit.

On September 5, 1995, Circle K filed a lawsuit against the Company and its directors in the Chancery Court of New Castle County, Delaware alleging, among other things, that the directors improperly refused to negotiate or consider any bona fide offer for the Company and that such action, the By-Law Amendment and the adoption by the directors of the Rights Agreement dated August 31, 1995 (the "Rights Agreement") constituted unfair dealing, improper interference with shareholder voting rights, a manipulation of corporate machinery for personal purposes, an effort by the directors to entrench themselves in their positions with the Company and a breach of the directors' fiduciary duties to the Company's stockholders. The Complaint requests, among other things, that the Court declare the By-Law Amendment and the Rights Agreement void or enjoin the enforcement thereof and unspecified damages. This case is styled The Circle K Corporation v. National Convenience Stores Incorporated, et al., C.A. 14518 (the "Circle K Case"). The Complaint in the foregoing action is filed as Exhibit 99.2 hereto and is incorporated by reference herein; the foregoing description is qualified in its entirety by reference to such Exhibit.

Counsel for the plaintiffs and the Company in the previously disclosed case of Thomas J. McKula, Jr. v. William K. Wilde, et al. and the Circle K Case have agreed to an expedited discovery schedule in preparation for a trial limited to on the By- Law Amendment issue in Chancery Court that has been scheduled by the Court for October 18, 1995.

On September 5, 1995, Circle K filed a second lawsuit against the Company and its directors in the United States District Court for the District of Delaware alleging, among other things, that omissions of certain information concerning the By-Law Amendment from a press release issued by the Company on August 14, 1995 and the omission of certain information relating to a nomination of directors received from Bedford Falls Investors, L.P. from a Form 8-K filed by the Company with the Commission on August 14, 1995 rendered the press release and the Form 8-K materially false and misleading. Therefore, the Complaint alleges, the press release and the Form 8-K violated Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder. The Complaint requests, among other things, that the Court compel the defendants to make corrective disclosures and enjoin the defendants from soliciting proxies from the Company's stockholders until such corrective action is completed. The case is styled The Circle K Corporation v. National Convenience Stores Incorporated, et al., C.A. 95-537. The Complaint in the foregoing action is filed as Exhibit
99.3 hereto and is incorporated by reference herein; the foregoing description is qualified in its entirety by reference to such Exhibit.

On August 31, 1995, the Board of Directors of the Company authorized in concept certain agreements and the amendment of certain employment agreements and benefit plans of the Company, subject to the preparation of documents reflecting such agreements and amendments, in form and substance satisfactory to the Company and its counsel. The Company and its counsel and special counsel to the officers and directors agreed on the form of such agreements and amendments on September 14, 1995, and the relevant agreements and plans were amended and restated. Such agreements and amendments and restatements, together with a previous amendment to the Company's Profit Sharing Plan and Trust, are filed as Exhibits hereto.

On August 31, 1995, the Company and NationsBank of Texas, N.A., entered into a Master Agreement for ATM Facilities, a copy of which is filed as an Exhibit hereto.

On September 6, 1995, an Order Providing for Closing Chapter 11 Cases was signed by the Judge of the United States Bankruptcy Court for the Southern District of Texas--Houston Division, a copy of which is filed as an Exhibit hereto.


Item 7.  Financial Statements and Exhibits.

                 (c)      Exhibits

Exhibit
Number                    Identification of Exhibit
-------                   -------------------------
99.1                      Class Action Complaint, Crandon Capital Partners v. V.H. Van Horn, et al., C.A. 14489 (Chancery
                          Court of the State of Delaware in and for New Castle County) (as filed August 18, 1995).


99.2                      Complaint, The Circle K Corporation v. National Convenience Stores Incorporated, et al., C.A.
                          14518 (Chancery Court of the State of Delaware in and for New Castle County) (as filed
                          September 5, 1995).

99.3                      Complaint, The Circle K Corporation v. National Convenience Stores Incorporated, et al., C.A.
                          95-537 (U.S. District Court for the District of Delaware) (as filed September 5, 1995).

99.4                      Amended and Restated National Convenience Stores Incorporated Officers' Retirement Plan
                          effective as of August 31, 1995.

99.5                      Amended and Restated Trust under National Convenience Stores Incorporated Officers' Retirement
                          Plan effective as of August 31, 1995, by and between the Company and Bank One, Texas, N.A.

99.6                      Amended and Restated National Convenience Stores Incorporated Directors' Retirement Plan
                          effective as of August 31, 1995.

99.7                      Amended and Restated Trust under National Convenience Stores Incorporated Directors' Retirement
                          Plan effective as of August 31, 1995, by and between the Company and Bank One, Texas, N.A.

99.8                      Form of Twenty-second Amendment to National Convenience Stores Incorporated Profit Sharing Plan
                          and Trust effective as of July 1, 1995.

99.9                      Form of Director Agreement executed effective as of August 31, 1995 by and between the Company and each of Richard C. Steadman, Dunbar N. Chambers, Jr., Charles J. Luellen, Raymond W.
                          Oeland, Jr., Lionel Sosa, Robert B. Stobaugh, and William K. Wilde.

99.10                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective from and after July 1, 1995 by and between the Company and V.H. Van Horn.

99.11                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of May 18, 1993 by and between the Company and A.J. Gallerano.

99.12                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of May 18, 1993 by and between the Company and Arnold Van Zanten.


99.13                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of May 18, 1993 by and between the Company and C. R. Wortham.

99.14                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of May 18, 1993 by and between the Company and Brian Fontana.

99.15                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of October 31, 1994 by and between the Company and Douglas B. Binford.

99.16                     Employment Agreement executed as of March 21, 1995 but effective February 1, 1995 by and between the
                          Company and Janice E. Bryant.

99.17*                    Master Agreement for ATM Facilities dated August 31, 1995 between the Company and NationsBank of Texas,
                          N.A.

99.18                     Order Providing for Closing Chapter 11 Cases, In Re: Schepps Food Stores, Inc., et al., Case
                          nos. 91-49816-H2-11, 91-49818-H3-11 through 91-49835-H2-11, jointly administered under Case No.
                          91-49816-H4-11 (U.S. Bankruptcy Court for the Southern District of Texas--Houston Division) (as
                          filed September 11, 1995).

99.19                     Promissory Note dated August 31, 1995 by and between V.H. Van Horn, as Maker, and the Company, as Payee.


__________________

*Confidential Treatment has been requested with respect to portions of this Exhibit.

                               S I G N A T U R E

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL CONVENIENCE STORES
                                         INCORPORATED


                                                /s/  A. J. GALLERANO
Dated: September 15, 1995               By: _______________________________
                                              A. J. Gallerano
                                              Senior Vice President,
                                              General Counsel and Secretary

                                 EXHIBIT INDEX



                Exhibit                                                                                        Page
                 Number                            Description                                                 Number
                 ------                            -----------                                                 ------
                 99.1                      Class Action Complaint,Crandon Capital Partners v. V.H. Van Horn,
                                           et al., C.A. 14489 (Chancery Court of the State of Delaware in and
                                           for New Castle County) (as filed August 18, 1995).

                 99.2                      Complaint, The Circle K Corporation v. National Convenience Stores
                                           Incorporated, et al., C.A. 14518 (Chancery Court of the State of
                                           Delaware in and for New Castle County) (as filed September 5,
                                           1995).

                 99.3                      Complaint, The Circle K Corporation v. National Convenience Stores
                                           Incorporated, et al., C.A. 95-537 (U.S. District Court for the
                                           District of Delaware) (as filed September 5, 1995).

                 99.4                      Amended and Restated National Convenience Stores Incorporated
                                           Officers' Retirement Plan effective as of August 31, 1995.

                 99.5                      Amended and Restated Trust under National Convenience Stores
                                           Incorporated Officers' Retirement Plan effective as of August 31,
                                           1995, by and between the Company and Bank One, Texas, N.A.

                 99.6                      Amended and Restated National Convenience Stores Incorporated
                                           Directors' Retirement Plan effective as of August 31, 1995.

                 99.7                      Amended and Restated Trust under National Convenience Stores
                                           Incorporated Directors' Retirement Plan effective as of August 31,
                                           1995, by and between the Company and Bank One, Texas, N.A.


                 99.8                      Form of Twenty-second Amendment to National Convenience Stores
                                           Incorporated's Profit Sharing Plan and Trust effective as of July
                                           1, 1995.

                 99.9                      Form of Director Agreement executed effective as of August 31, 1995 by and between the Company and each of Richard C. Steadman, Dunbar
                                           N. Chambers, Jr., Charles J. Luellen, Raymond W. Oeland, Jr.,
                                           Lionel Sosa, Robert B. Stobaugh, and William K. Wilde.

                 99.10                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective from and after July 1, 1995 by and between the Company and V.H. Van Horn.

                 99.11                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of May 18, 1993 by and between the Company and A.J. Gallerano.

                 99.12                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of May 18, 1993 by and between the Company and Arnold Van Zanten.

                 99.13                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of May 18, 1993 by and between the Company and C. R. Wortham.

                 99.14                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of May 18, 1993 by and between the Company and Brian Fontana.

                 99.15                     Agreement Amending and Restating Employment Agreement executed as of August 31, 1995 but effective as of October 31, 1994 by and between the Company and Douglas B. Binford.


                 99.8                      Form of Twenty-second Amendment to National Convenience Stores

                99.16                      Employment Agreement executed as of March 21, 1995 but effective
                                           February 1, 1995 by and between the Company and Janice E. Bryant.

                99.17*                     Master Agreement for ATM Facilities dated August 31, 1995 between the Company and NationsBank of Texas, N.A.

                99.18                      Order Providing for Closing Chapter 11 Cases, In Re: Schepps Food
                                           Stores, Inc., et al., Case nos. 91-49816-H2-11, 91-49818-H3-11 through
                                           91-49835-H2-11, jointly administered under Case No. 91-49816-H4-11
                                           (U.S. Bankruptcy Court for the Southern District of Texas--Houston
                                           Division) (as filed September 11, 1995).

                99.19                      Promissory Note dated August 31, 1995 by and between V.H. Van Horn, as
                                           Maker, and the Company, as Payee.

__________________

*Confidential Treatment has been requested with respect to portions of this Exhibit.





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